Exhibit 99.1

Builders FirstSource Announces Increase and Extension of Revolving Credit Facility

February 3, 2021 (Dallas, TX) – Builders FirstSource, Inc. (Nasdaq: BLDR) (“Builders FirstSource”), today announced that it increased the revolving facility commitments and extended the maturity date under its existing $900 million revolving credit facility (the “Facility”).

In connection with the amended and restated Facility, the Company increased the total commitment from $900 million to $1.4 billion and extended the maturity date by 26 months to January 2026. The credit facility will be available for working capital needs, general corporate purposes and growth initiatives. Currently there are no borrowings outstanding on the credit facility. Truist Bank will continue to serve as administrative and collateral agent under the Facility.

Separately, on February 1, 2021, Moody’s Investors Service (“Moody’s”) upgraded Builders FirstSource’s Corporate Family Rating (“CFR”) two notches to Ba2 from B1.

“The increase and extension of this facility provides us with an improved capital base that better represents our larger reach and scale following the recent completion of our merger with BMC Stock Holdings,” said Peter Jackson, Chief Financial Officer of Builders FirstSource. “In addition, the recent double-notch upgrade to our credit rating from Moody’s further highlights the enhanced strength of our cash generation and balance sheet following our combination with BMC.”

About Builders FirstSource

Headquartered in Dallas, Texas, Builders FirstSource is the largest U.S. supplier of building products, prefabricated components, and value-added services to the professional market segment for new residential construction and repair and remodeling. We provide customers an integrated homebuilding solution, offering manufacturing, supply, delivery and installation of a full range of structural and related building products. We operate in 40 states with approximately 550 locations and have a market presence in 44 of the top 50 Metropolitan Statistical Areas, providing geographic diversity and balanced end market exposure. We service customers from strategically located distribution and manufacturing facilities (certain of which are co-located) that produce value-added products such as roof and floor trusses, wall panels, stairs, vinyl windows, custom millwork and pre-hung doors. Builders FirstSource also distributes dimensional lumber and lumber sheet goods, millwork, windows, interior and exterior doors, and other building products. For more information about Builders FirstSource, visit our website at www.bldr.com.

Cautionary Notice

Statements in this news release that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. As with the forward-looking statements included in this release, these forward-looking statements are by nature inherently uncertain, and actual results may differ materially as a result of many factors. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this release was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the recent novel coronavirus disease 2019 (also known as “COVID-19”) pandemic, the Company’s growth strategies, including gaining market share, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could cause our financial and other results to differ materially from the forward-looking statements we make herein can be found in the risk factors section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and may also be described from time to time in the other reports the Company files with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

Contact:

Michael Neese, SVP of Investor Relations

Binit Sanghvi, VP of Investor Relations

Builders FirstSource, Inc.

(214) 765-3804

Source: Builders FirstSource, Inc.